GPS FUNDS II
GuidePath® Growth Allocation Fund
GuidePath® Conservative Allocation Fund
GuidePath® Tactical Allocation Fund
GuidePath® Absolute Return Allocation Fund
GuidePath® Multi-Asset Income Allocation Fund
GuidePath® Flexible Income Allocation Fund
GuidePath® Managed Futures Strategy Fund
GuidePath® Conservative Income Fund
GuidePath® Income Fund
GuidePath® Growth and Income Fund
(each, a “Fund” and collectively, the “Funds”)
_____________________________________________________________________________________________

Supplement dated September 17, 2024
to the Prospectus dated July 31, 2024
_____________________________________________________________________________________________

The previously disclosed sale of AssetMark Financial Holdings, Inc. (the "Transaction"), resulting in the change in control of the advisor, AssetMark, Inc. (“AssetMark”), closed on September 5, 2024. As a result of the Transaction, AssetMark and certain affiliates of AssetMark are now wholly-owned by GTCR Everest Borrower, LLC, an affiliate of private equity firm GTCR LLC. The Transaction caused certain agreements for the Funds to automatically terminate as required by law, including the investment advisory agreement between AssetMark and each Trust, on behalf of each Fund, as well as the sub-advisory agreements between AssetMark and the Funds’ sub-advisors, on behalf of the Funds. Accordingly, the Board of Trustees of GPS Funds II has approved a new investment advisory agreement (the “New Advisory Agreement”) and, as applicable, new sub-advisory agreement(s) for each Fund. The Funds also obtained all requisite shareholder approvals for the New Advisory Agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE